Expenses by Nature - Summary of Expenses by Nature (Detail) - EUR (€) € in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017
Disclosure Of Expense By Nature [abstract]
Changes in inventories	€ 6,850	€ (63)
Raw materials and consumables	177,905	181,574
Services	107,074	118,681
Employee benefits expense	137,425	141,433
Depreciation and amortization, net of government grants	10,003	11,361
Other	19,334	19,774
Total cost of sales, selling and administrative expenses	€ 458,591	€ 472,760